UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
December 2, 2019
SHARPS COMPLIANCE CORP.
Commission File No. 001-34269

(Exact Name Of Registrant As Specified In Its Charter)

Delaware (State Or Other Jurisdiction Of Incorporation Or Organization)	74-2657168 (IRS Employer Identification No.)
9220 Kirby Drive, Suite 500
Houston, Texas 77054
(Address Of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code)
713-432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Shares, $0.01 Par Value	SMED	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS
Item 8.01    Other Events

Item 9.01    Financial Statements and Exhibits

SIGNATURES

INDEX TO EXHIBITS

Press Release

Explanatory Note

On December 2, 2019, Sharps Compliance Corp. (the “Company”) filed a Current Report on Form 8-K (the “Report”) with the Securities and Exchange Commission to report the Company’s appointment of Vic Trevino as Vice President of Sales, a non-officer position. This Amendment No. 1 to the Current Report on Form 8-K/A is being filed to correct the item description originally selected upon filing as 5.02 to the correct item description of 8.01. No other changes were made to the original Form 8-K. References to the exhibits in this Form 8-K/A are references to the exhibits filed with the original Form 8-K.

Item 8.01. Other Events.
On December 2, 2019, the Company announced the appointment of Vic Trevino as Vice President of Sales, a non-officer position. Mr. Trevino will oversee the Field Sales Team, including business development and national account managers, with a focus on accelerating the closing of existing sales opportunities, and meeting or exceeding sales budgets while growing the sales pipeline.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Information
Not applicable.

(b)	Pro Forma Financial Information
Not applicable.

(c)	Exhibits
Exhibit        Description
99.1        Press Release, dated December 2, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2019	SHARPS COMPLIANCE CORP. By: /s/ DIANA P. DIAZ Diana P. Diaz Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated December 2, 2019